                                                                    EXHIBIT 99.a

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                       (A MISSOURI LIMITED PARTNERSHIP)

                             FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1995 AND 1994,
                        TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of

CRICO of Ethan's II Limited Partnership:

We have audited the accompanying balance sheets - income tax basis - of CRICO of Ethan's II Limited Partnership (a Missouri limited partnership, the "Partnership") as of December 31, 1995 and 1994, and the related income tax basis statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements and the schedules referred to below are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and the schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 3 to the financial statements, these financial statements were prepared on the income tax basis of accounting, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRICO of Ethan's II Limited Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, on the income tax basis of accounting described in Note 3 to the financial statements.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 2 to the financial statements, the Partnership was in default at December 31, 1995, with regard to its mortgage loan agreement, due to its inability to generate sufficient cash flow to meet the contractual obligations of this agreement. Additionally, the Partnership does not expect to be able to generate sufficient cash flow to meet its contractual obligations under the mortgage loan agreement in 1996. This issue raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plan in regard to this matter is described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The U.S. Department of Housing and Urban Development Statement of Profit and Loss and Schedule I are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


                                                  /s/ ARTHUR ANDERSEN LLP
Washington, D.C.,
 January 31, 1996

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1995 AND 1994

                                     ASSETS

                                              1995          1994
                                          -----------   -----------
FIXED ASSETS:
 Land                                     $   888,211   $   888,211
 Building and improvements                  8,467,154     8,458,077
 Furniture, fixtures and equipment            532,325       494,619
                                          -----------   -----------
  Total                                     9,887,690     9,840,907
 Less-  Accumulated depreciation           (2,175,219)   (1,817,956)
                                          -----------   -----------
  Net fixed assets                          7,712,471     8,022,951
                                          -----------   -----------

CURRENT ASSETS:
 Cash                                          70,272        63,426
 Prepaid insurance                             17,526        14,400
 Tenant accounts receivable                         -           843
 Other assets                                  11,497        11,784
                                          -----------   -----------
  Total current assets                         99,295        90,453
                                          -----------   -----------

RESTRICTED CASH:
 Tenants' security deposits, separately
  held in an interest-bearing account          21,096        20,728
 Escrow deposits                              272,482       156,229
                                          -----------   -----------
  Total restricted cash                       293,578       176,957
                                          -----------   -----------

OTHER ASSETS-
  Favorable financing, net of
   accumulated amortization of $75,013         55,847        68,988
   and $61,872 in 1995 and 1994,
   respectively
                                          -----------   -----------
    Total assets                          $ 8,161,191   $ 8,359,349
                                          -----------   -----------

   The accompanying notes are an integral part of these financial statements.

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1995 AND 1994

                       LIABILITIES AND PARTNERS' DEFICIT

                                              1995          1994
                                          -----------   -----------
CURRENT LIABILITIES:
    Accrued interest                      $   321,263   $   155,226
    Accounts payable                           36,369        29,882
    Accrued mortgage servicing fee            109,635        43,854
    Mortgage loan payable                  10,525,000    10,525,000
    Construction period
     deferred base interest payable           526,077       526,077
                                          -----------   -----------
             Total current liabilities     11,518,344    11,280,039


TENANTS' SECURITY DEPOSITS                     20,128        19,968
                                          -----------   -----------
             Total liabilities             11,538,472    11,300,007

PARTNERS' DEFICIT                          (3,377,281)   (2,940,658)
                                          -----------   -----------
             Total liabilities and        $ 8,161,191   $ 8,359,349
              partners' deficit           ===========   ===========



   The accompanying notes are an integral part of these financial statements.

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                             1995         1994
                                          ----------   ----------
OPERATING INCOME:
     Rental income                        $1,404,264   $1,347,727
     Interest income                          13,176        6,829
     Other income                             68,613       55,131
                                          ----------   ----------
             Total operating income        1,486,053    1,409,687
                                          ----------   ----------
OPERATING EXPENSES:
     Real estate taxes                        73,428      136,796
     Mortgage servicing fees                  65,781       65,781
     Salaries and related payroll costs      123,942      139,373
     Repairs and maintenance                 124,920      100,671
     Fuel and utilities                       76,079       77,018
     Marketing                                50,423       50,054
     Management fee                           54,529       52,086
     Insurance                                25,547       24,872
     Professional fees                         5,855        7,780
     Other                                    30,831       22,996
                                          ----------   ----------
             Total operating expense         631,335      677,427
                                          ----------   ----------
             Income from operations          854,718      732,260

DEPRECIATION                                 357,263      352,026

AMORTIZATION OF FAVORABLE FINANCING           13,141       13,141

INTEREST ON MORTGAGE LOAN                    920,937      920,937
                                          ----------   ----------
             Net loss                     $ (436,623)  $ (553,844)
                                          ==========   ==========

   The accompanying notes are an integral part of these financial statements.


STATEMENT OF PROFIT AND LOSS                                    U.S. Department of Housing and Urban Development
 - INCOME TAX BASIS                                             Office of Housing
All amounts must be rounded to the nearest dollar;              Federal Housing Commissioner
$.50 and over, round up - $.49 and below, round down.           OMB Approval No. 2502-0052(Exp. 8/31/89)

        For Month/Period        For Month/Period     Project Number:    Project Name:
           Beginning                 Ending

        January 1, 1995         December 31, 1995                       CRICO of Ethan's II Limited Partership
        ----------------        -----------------    ---------------    --------------------------------------
Part I  Description of Account                                            Acct. No.
--------------------------------------------------------------------------------------------------------------
                                                 5000 - REVENUE ACCOUNTS
        Rental Income - 5100

          Apartments or Member Carrying Charges (Coops)                   5120          1,522,609
                                                                       -------        -----------
          Tenant Assistance Payments                                      5121
                                                                       -------        -----------
          Furniture and Equipment                                         5130                  0
                                                                       -------        -----------
          Stores and Commercial                                           5140                  0
                                                                       -------        -----------
          Garage and Parking Spaces                                       5170                  0
                                                                       -------        -----------
          Flexible Subsidy Income                                         5180                  0
                                                                       -------        -----------
          Miscellaneous (specify)                                         5190                  0
                                                                       -------        -----------
          Total Rent Revenue Potential at 100% Occupancy                                           $1,522,609
                                                                       -------        -----------  ----------
        Vacancies - 5200
          Apartments                                                      5220           (118,345)
                                                                       -------        -----------
          Furniture and Equipment                                         5230                  0
                                                                       -------        -----------
          Stores and Commercial                                           5240                  0
                                                                       -------        -----------
          Garage and Parking Spaces                                       5270                  0
                                                                       -------        -----------
          Miscellaneous (specify)                                         5290                  0
                                                                       -------        -----------
          Total Vacancies                                                                          $ (118,345)
                                                                       -------        -----------  ----------
          Net Rental Revenue (Rent Revenue Less Vacancies)                                         $1,404,264
                                                                       -------        -----------  ----------
        Elderly and Congregate Services Income - 5300
          Total Service Income                                            5300                     $        0
                                                                       -------        -----------  ----------
        Financial Revenue - 5400
          Interest Income - Project Operations                            5410                687
                                                                       -------        -----------
          Income from Investments - Residual Receipts                     5430                  0
                                                                       -------        -----------
          Income from Investments - Reserve for Replacement               5440              7,290
                                                                       -------        -----------
          Income from Investments - Miscellaneous (Escrows)               5490              5,199
                                                                       -------        -----------
          Total Financial Revenue                                                                  $   13,176
                                                                       -------        -----------  ----------

        Other Revenue - 5900
          Laundry and Vending                                             5910              3,615
                                                                       -------        -----------
          NSF and Late Charges                                            5920              4,077
                                                                       -------        -----------
          Damages and Cleaning Fees                                       5930                  0
                                                                       -------        -----------
          Forfeited Tenant Security Deposits                              5940              3,098
                                                                       -------        -----------
          Other Revenue (specify) Application Fees (see Schedule I)       5990             57,823
                                                                       -------        -----------
          Total Other Revenue                                                                      $   68,613
                                                                       -------        -----------  ----------
          Total Revenue                                                                            $1,486,053
                                                                       -------        -----------  ----------

                                                 6000 - PROJECT EXPENSES
        Administrative Expenses - 6200/6300

          Advertising                                                     6210             33,299
                                                                       -------        -----------
          Other Renting Expense (see Schedule I)                          6250             20,620
                                                                       -------        -----------
          Office Salaries                                                 6310             36,597
                                                                       -------        -----------
          Office Supplies                                                 6311              2,002
                                                                       -------        -----------
          Office or Model Apartment Rent                                  6312                 53
                                                                       -------        -----------
          Management Fee                                                  6320             54,529
                                                                       -------        -----------
          Manager or Superintendent Salaries                              6330             22,406
                                                                       -------        -----------
          Manager or Superintendent Rent Free Unit                        6331              3,750
                                                                       -------        -----------
          Legal Expenses (Project)                                        6340                105
                                                                       -------        -----------
          Auditing Expenses (Project)                                     6350              5,750
                                                                       -------        -----------
          Bookkeeping Fees/Accounting Services                            6351                  0
                                                                       -------        -----------
          Telephone and Answering Service                                 6360              3,920
                                                                       -------        -----------
          Bad Debts                                                       6370              6,606
                                                                       -------        -----------
          Miscellaneous Administrative Expenses (specify) (see
          Schedule I)                                                     6390              5,004
                                                                       -------        -----------
          Total Administrative Expenses                                                           $  194,641
                                                                       -------        -----------  ----------
        Utilities Expense - 6400
          Fuel Oil/Coal                                                   6420                  0
                                                                       -------        -----------
          Electricity                                                     6450             21,705
                                                                       -------        -----------
          Water                                                           6451             36,491
                                                                       -------        -----------
          Gas                                                             6452                  0
                                                                       -------        -----------
          Sewer                                                           6453             17,883
                                                                       -------        -----------
          Total Utilities Expense                                                                  $   76,079
                                                                       -------        -----------  ----------
          Total Expenses (Carry forward to page 2)                                                 $  270,720
                                                                       -------        -----------  ----------

  The accompanying notes are an integral part of these financial statements.

                                                                                Balance from
                                                                     Acct. No.  Page 1         $  270,720
                                                                     ---------  ------------   ----------
        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510          15,458
                                                                     ---------  ------------

          Janitor and Cleaning Supplies                                 6515             762
                                                                     ---------  ------------
          Janitor and Cleaning Contract                                 6517          11,995
                                                                     ---------  ------------
          Exterminating Payroll/Contract                                6519           2,405
                                                                     ---------  ------------
          Exterminating Supplies                                        6520               0
                                                                     ---------  ------------
          Garbage and Trash Removal                                     6525           3,196
                                                                     ---------  ------------
          Security Payroll/Contract                                     6530               0
                                                                     ---------  ------------
          Grounds Payroll                                               6535               0
                                                                     ---------  ------------
          Grounds Supplies                                              6536           8,781
                                                                     ---------  ------------
          Grounds Contracts                                             6537          19,281
                                                                     ---------  ------------
          Repairs Payroll                                               6540          32,413
                                                                     ---------  ------------
          Repairs Material                                              6541          15,118
                                                                     ---------  ------------
          Repairs Contract                                              6542           3,983
                                                                     ---------  ------------
          Elevator Maintenance/Contract                                 6545               0
                                                                     ---------  ------------
          Heating/Cooling Repairs Maintenance                           6546           3,031
                                                                     ---------  ------------
          Swimming Pool Maintenance/Contract                            6547           1,772
                                                                     ---------  ------------
          Snow Removal                                                  6548           5,959
                                                                     ---------  ------------
          Decorating Payroll/Contract                                   6560          12,005
                                                                     ---------  ------------
          Decorating Supplies                                           6561               0
                                                                     ---------  ------------
          Vehicle & Maintenance Equipment Operation and Repairs         6570               0
                                                                     ---------  ------------
          Miscellaneous Operating & Maintenance Expense (see
           Schedule I)                                                  6590          38,722
                                                                     ---------  ------------
          Total Operating & Maintenance Expenses                                               $  174,881
                                                                     ---------  ------------   ----------
        Taxes and Insurance - 6700
          Real Estate Taxes                                             6710          73,428
                                                                     ---------  ------------
          Payroll Taxes (FICA)                                          6711          13,318
                                                                     ---------  ------------
          Miscellaneous Taxes, Licenses and Permits                     6719             160
                                                                     ---------  ------------
          Property and Liability Insurance (Hazard)                     6720          20,242
                                                                     ---------  ------------
          Fidelity Bond Insurance                                       6721               0
                                                                     ---------  ------------
          Workmen's Compensation                                        6722             516
                                                                     ---------  ------------
          Health Insurance & Other Employee Benefits                    6723           4,789
                                                                     ---------  ------------
          Other Insurance (specify)                                     6729               0
                                                                     ---------  ------------
          Total Taxes and Insurance                                                            $  112,453
                                                                     ---------  ------------   ----------

        Financial Expenses - 6800
          Interest on Bonds Payable                                     6810               0
                                                                     ---------  ------------
          Interest on Mortgage Payable                                  6820         920,937
                                                                     ---------  ------------
          Interest on Notes Payable (Long-Term)                         6830               0
                                                                     ---------  ------------
          Interest on Notes Payable (Short-Term)                        6840               0
                                                                     ---------  ------------
          Mortgage Insurance Premium/Service Charge                     6850          65,781
                                                                     ---------  ------------
          Miscellaneous Financial Expenses (Trustee fees)               6890           7,500
                                                                     ---------  ------------
          Total Financial Expenses                                                               $994,218
                                                                     ---------  ------------   ----------

        Elderly and Congregate Service Expenses
          Total Service Expenses - Schedule Attached                    6900               0
                                                                     ---------  ------------
          Total Cost of Operations before Depreciation                                         $1,552,272
                                                                     ---------  ------------   ----------
          Profit (Loss) before Depreciation                                                    $  (66,219)
                                                                     ---------  ------------   ----------
          Depreciation (Total) - 6600 (specify) and Amortization        6600         370,404
                                                                     ---------  ------------
          Operating Profit or (Loss)                                                           $ (436,623)
                                                                     ---------  ------------   ----------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110               0
                                                                     ---------  ------------
          Legal Expenses (Entity)                                       7120               0
                                                                     ---------  ------------
          Taxes (Federal-State-Entity)                                 7130-32             0
                                                                     ---------  ------------
          Other Expenses (Entity)                                       7190               0
                                                                     ---------  ------------
          Total Corporate Expenses                                                             $        0
                                                                     ---------  ------------   ----------
        Net Profit or (Loss)                                                                   $ (436,623)
                                                                     ---------  ------------   ----------

        Miscellaneous or other Income & Expense Sub-account Groups. If miscellaneous or other and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.


Part II

1. Total principal payments required under the mortgage even if payments under a Workout Agreement are less or more than those required under the mortgage.

                                                                      $      0

2. Replacement Reserve deposits required by the Regulatory Agreement or Amendment thereto, even if payments may be temporarily suspended or waived.

                                                                      $ 36,300

3. Replacement or Painting Reserve releases which are included as expense items on this Profit and loss Statement.

                                                                      $      0
4. Project improvement Reserve Releases under the Flexible Subsidy Program that are included as expense items on this Profit and Loss Statement.

                                                                      $      0

  The accompanying notes are an integral part of these financial statements.

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                           GENERAL      LIMITED
                                           PARTNER      PARTNERS       TOTAL
                                          ---------   -----------   -----------
PARTNERS' DEFICIT, December 31, 1993      $(222,091)  $(2,164,723)  $(2,386,814)
           Net loss                         (60,876)     (492,968)     (553,844)
                                          ---------   -----------   -----------

PARTNERS' DEFICIT, December 31, 1994       (282,967)   (2,657,691)   (2,940,658)
           Net loss                          (4,366)     (432,257)     (436,623)
                                          ---------   -----------   -----------

PARTNERS' DEFICIT, December 31, 1995      $(287,333)  $(3,089,948)  $(3,377,281)
                                          =========   ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                             1995        1994
                                          ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                             $(436,623)  $(553,844)
     Adjustments to reconcile net loss
      to net cash provided by (used in)
      operating activities-
        Depreciation and amortization       370,404     365,167
        Increase/decrease in assets and
         liabilities:
          Prepaid insurance                  (3,126)       (339)
          Tenant accounts receivable            843        (843)
          Other assets                          287         923
          Escrow deposits                  (116,253)     30,029
          Accounts payable                    6,487      21,582
          Accrued mortgage servicing fee     65,781      43,854
          Accrued interest                  166,037      78,481
          Tenants' security deposits           (208)       (760)
                                          ---------   ---------
             Cash provided by (used in)      53,629     (15,750)
              operating activities        ---------   ---------

 CASH FLOWS FROM INVESTING ACTIVITIES-
     Purchase of fixed assets               (46,783)     (2,738)
                                          ---------   ---------

NET (DECREASE) INCREASE IN CASH               6,846     (18,488)

CASH, beginning of year                      63,426      81,914
                                          ---------   ---------
CASH, end of year                         $  70,272   $  63,426
                                          =========   =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION-
     Cash paid during the year for        $ 754,900   $ 842,456
      interest                            =========   =========


   The accompanying notes are an integral part of these financial statements.


                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1995 AND 1994

1. ORGANIZATION:

CRICO of Ethan's II Limited Partnership (the "Partnership") was formed April 15, 1990, for the purpose of acquiring interests in and/or investing in real and personal property, including owning and operating an apartment complex in Kansas City, Missouri. According to the provisions of the First Amended and Restated Partnership Agreement (the "Agreement"), CRICO of Ethan's II, Inc., is the general partner and CRICO of Iona, Inc., David A. Sislen, P. Richard Zitelman, and Sislen Housing Partners are the limited partners. The financing for the apartment complex was obtained from Capital Realty Investors Tax Exempt Fund Limited Partnership ("CRITEF III"), a publicly traded limited partnership. The general partner of CRITEF III is CRITEF III Associates Limited Partnership, whose managing general partner is CRI, Inc. and the shareholders of CRI, Inc. The general partner of the Partnership, CRICO of Ethan's I Inc., a Delaware Corporation, is affiliated with CRI, Inc. and affiliated with all of the above mentioned entities. According to the Agreement, the Partnership will terminate on December 31, 2030, if not terminated sooner.

The Partnership owns a 242-unit apartment complex known as Ethan's Glen ("Phase IIA" or the "Project"). This complex is part of a two-phase project involving three apartment complexes, collectively known as Ethan's Ridge. The other complexes, known as Ethan's Ridge ("Phase I") and Ethan's Glen ("Phase IIB"), are owned by CRICO of Ethan's I Limited Partnership, an affiliated entity.

Construction of the Project commenced in 1988 and was completed on March 31, 1990. Under the terms of the bonds issued to provide permanent financing for the Project, at least 20 percent of the completed project units must be occupied by individuals or families qualified as lower income tenants under certain sections of the Internal Revenue Code. At December 31, 1995 and 1994, the Project complied with this requirement.

2. GOING CONCERN:

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the Partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the Partnership be unable to continue as a going concern. The Partnership's lender, CRITEF III, has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage.

CRITEF III entered into a merger agreement, subject to shareholder approval, with Watermark III Partners, L.P. as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties Inc., who is the general partner of Watermark III Partners LP, may therefore pursue one of the following scenarios with respect to the Partnership:

 . the current Partnership structure would be preserved and all of the partnership interests would be transferred to CAPREIT Residential Properties ("CAPREIT"),

  or

 . the current Partnership structure would be preserved and CAPREIT would replace the 1 percent general partner while leaving the 99 percent limited partner in place,

  or

 . the current partnership structure would be collapsed and all of the assets and liabilities of the partnership would be assumed by CAPREIT or one of its subsidiaries.


3. SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION

The Partnership's financial statements have been prepared on the accrual basis of accounting used for Federal income tax purposes, as required by the Agreement. The principal difference between the income tax basis and generally accepted accounting principles ("GAAP") is that an intangible asset has been recognized for income tax purposes representing the value to the Partnership of its favorable financing and that certain assets were written up to their fair market values when they were transferred to the Partnership. The intangible asset is being amortized for income tax purposes on a straight-line basis over the remaining life of the mortgage loan. Depreciation and amortization are also computed under tax regulations which may differ from GAAP (see separate note below).

Management believes that the Federal income tax treatment of the respective items entering into the determination of taxable loss is supportable based on its interpretation of the Internal Revenue Code and the related regulations, public rulings, and court decisions in effect as of the date of this report. Since the Federal income tax treatment of certain items may be based on conflicting or imprecise authoritative pronouncements, such treatment may be successfully challenged by the Internal Revenue Service.

RECLASSIFICATIONS

Certain amounts in the financial statements for 1994 have been reclassified to conform with 1995 presentation.

FAVORABLE FINANCING

On April 15, 1990, certain assets, liabilities, and operations were transferred from the Project's previous owners to the Partnership in full satisfaction of the related bond indebtedness. Upon transfer, assets and liabilities were recorded at their respective fair values, and an intangible asset was recognized, representing the value to the Partnership of the favorable financing provided by the mortgage loan. According to Federal income tax rules and regulations, the sale price equates to the face value of the indebtedness assumed. Under tax guidelines, the intangible asset is being amortized on a straight-line basis over the remaining life of the mortgage loan.

DEPRECIATION

Depreciation is computed under Federal income tax rules and regulations as follows.
                                         LIFE
                                        (YEARS)                BASIS
                                        ---------      ----------------------
Building and improvements                    27.5      Straight line
Furniture, fixtures and equipment             7.0      200% declining balance

Repairs and maintenance are charged to expense when incurred, while major improvements are capitalized in the applicable asset accounts. Additions to buildings and improvements in 1995 consist of $9,077 of costs capitalized for replacement of trash enclosures. Additions to furniture, fixtures and equipment in 1995 consist of $37,706 of costs capitalized for replacement of carpets of $29,601 and office and clubhouse furniture and exercise equipment of $8,105. Additions to building and improvements in 1994 consisted of $2,738 of costs capitalized for replacement of a sprinkler system.

INCOME TAXES

No provision for Federal income taxes is reflected in these financial statements since the income or loss of the Partnership is included in the individual income tax returns of the respective partners.

4. PARTNERSHIP AGREEMENT:

The general partner has a 1 percent ownership interest, and the limited partners together have a 99 percent ownership interest in the Partnership. In accordance with the original Partnership Agreement, the general partner contributed $1, and the original limited partner, CRICO of Iona, Inc., contributed $99 to the Partnership.

On July 6, 1990, two additional limited partners joined the Partnership with a contribution of $8,732 each. On November 1, 1991, the two additional limited partners each increased their contributed capital by $3,715 to $12,447, respectively, to acquire a total limited partner interest of 24.995 percent each. Also on that date, a third additional limited partner joined the Partnership with a contribution of $7,430 and acquired a 49 percent limited partner interest. The Partnership was expanded to admit these new limited partners in consideration of their commitment to make additional capital contributions, as set forth in the first amendment to Agreement. Notwithstanding the additional capital contribution obligations, the general partner retains the right to remove these limited partners from the Partnership at any time after April 15, 1992. As of December 31, 1995, this right has not been exercised.

Pursuant to the terms of the Agreement, all profits and losses, as defined, are allocated to the partners, pro rata, in accordance with their percentage interests after giving effect to certain allocations specified in the Agreement. Cash flow, as defined, is to be distributed at the discretion of the general partner (a) for the payments of all debts, liabilities and reasonable and necessary expenses of operating the Partnership when due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, and (c) to the partners, pro rata, in accordance with their Partnership interests. Capital proceeds from the sale, refinancing, or other disposition of the Partnership's property will be distributed (a) for the payment of all debts and liabilities of the Partnership then due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, (c) to the partners in the amounts of their capital contributions, and (d) to the partners, pro rata, in accordance with their percentage interests.

5. MANAGEMENT AGREEMENT:

Prior to February 1994, CRICO Management of Minnesota, Inc. ("CRICO of Minnesota"), a related party to the general partner, was the manager of the property, with management fees payable monthly at 3.75 percent of gross revenues with an annual incentive fee of 0.5 percent of gross revenues, as defined by the agreement.

Effective February 1, 1994, the property management contract was acquired by CAPREIT Residential Corporation. Management fees are payable to CAPREIT Residential Corporation at the same rate and terms as under the agreement with CRICO of Minnesota. As of December 31, 1995 and 1994, management fees paid were $54,529 and $52,086, respectively. Of the 1994 management fee amount paid, management fees of $ 8,752 were paid to CRICO of Minnesota. In addition, during 1995 and 1994, no incentive fees were paid.

6. MORTGAGE LOAN PAYABLE:

Permanent financing for the Project was provided through Multifamily Housing Revenue Bonds issued by the Industrial Development Authority of the city of Kansas City, Missouri ("Authority"), and purchased by CRITEF III, an affiliate and the bond owner. The permanent financing for the Project equals $10,525,000 and is due March 31, 2000. Upon maturity, all outstanding principal and interest, including base interest and construction period deferred based interest, is due and payable. The bonds are collateralized by the apartment complex and an assignment of rents.

The bonds for the Project bear a base annual interest rate of 8.75 percent, a primary contingent interest rate of 1.75 percent per annum to be paid each quarter from the net cash flow, as defined, and a supplemental contingent interest rate of 5.5 percent per annum to be paid each quarter from 60 percent of net cash flow, as defined, remaining after deduction of primary contingent interest. If the quarterly net cash flow is insufficient, primary and supplemental contingent interest are deferred without interest until the earlier of sale or refinancing of the Project or maturity to the extent excess net proceeds or fair value, as defined, exists. Because net cash flow for the years ended December 31, 1995 and 1994, was insufficient, no provision has been recorded for primary or supplemental contingent interest in the accompanying financial statements. The unpaid primary contingent interest balances at December 31, 1995 and 1994, were $1,059,079 and $874,891, respectively. The unpaid supplemental contingent interest balances at December 31, 1995 and 1994, were $3,328,531 and $2,748,656, respectively. Pursuant to terms of the Partnership Agreement, interest is also accrued on base interest payable, compounded at the base interest rate. The balances as of December 31, 1995 and 1994, were $18,573 and $3,179, respectively. Because this amount is payable out of available cash flow after the payment of all current and accrued base interest and all current and accrued servicing fees, it is not recorded on the books of the Partnership. During the construction period for the Project, interest accrued at 9.7 percent and was payable at 6.206 percent, while the balance of the interest was deferred and will be unconditionally due and payable upon sale, refinancing, or maturity. As of December 31, 1995 and 1994, the construction period deferred base interest payable was $526,077.

The following schedule presents interest deferred, interest paid and accrued interest for the years ended December 31, 1995 and 1994.

                                                           CURRENTLY
                                           DEFERRED         PAYABLE         TOTAL
                                          ----------       ------------   ----------
ACCRUED INTEREST AT DECEMBER 31, 1993     $2,861,486          $  76,745
                                          ----------       ------------
  Base interest                                    -            920,937   $  920,937
  Primary contingent interest                184,188                  -      184,188
  Supplemental contingent interest           578,875                  -      578,875
  Interest on base interest                    3,179                  -        3,179
                                          ----------       ------------   ----------
  Total 1994 interest incurred               766,242            920,937   $1,687,179
                                                                          ==========
  Interest paid from operations                    -           (776,803)
  Interest paid from reserves                      -            (65,653)
                                          ----------       ------------
ACCRUED INTEREST AT DECEMBER 31, 1994      3,627,728            155,226

  Base interest                                    -            920,937   $  920,937
  Primary contingent interest                184,188                  -      184,188
  Supplemental contingent interest           578,875                  -      578,875
  Interest on base interest                   15,392                  -       15,392
                                          ----------       ------------   ----------
  Total 1995 interest incurred               778,455            920,937   $1,699,392
                                                                          ==========
  Interest paid from operations                                (754,900)
  Interest paid from reserves                                     -

                                          ----------       ------------
ACCRUED INTEREST AT DECEMBER 31, 1995     $4,406,183          $ 321,263
                                          ==========       ============

Interest on the bonds is intended to be exempt from Federal income tax pursuant to the Internal Revenue Code. In connection with obtaining the bonds, a regulatory agreement was executed which provides, among other things, that substantially all of the proceeds of the bonds issued be utilized to finance multifamily housing in which 20 percent or more of the completed units in the Project will be occupied on a continuous basis by individuals or families of low or moderate income, as determined under certain sections of the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by a change in law or by noncompliance with the rules and regulations related thereto, repayment of the bonds may be accelerated.

Effective July 1, 1995, CRIIMI MAE Services Limited Partnership ("CMSLP") acquired the rights to service the mortgage from CRICO Mortgage Company. Also on July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995 were transferred to CRI, Inc., an affiliate of the Partnership's general partner. In addition, the owners of CRI, Inc. are the directors and are officers of the general partner of CMSLP and CRIIMI MAE Management, Inc. (a wholly owned subsidiary of CRIIMI MAE Inc., a publicly held corporation). At December 31, 1995, mortgage servicing fees of $76,745 are payable to CRI, Inc., and $32,890 are payable to CMSLP.

As discussed in Note 2, the Partnership was in default under the terms of the mortgage loan agreement at December 31, 1995.

7. ESCROW DEPOSITS:

In 1995 and 1994, escrow deposits consist of the following.


                                                           TAX AND
                                      REPLACEMENT          INSURANCE
                                        RESERVE             ESCROW       TOTAL
                                      -----------          ---------   ---------
BALANCE, December 31, 1993               $104,388          $  32,265   $ 136,653
 Deposits                                  36,300            163,200     199,500
 Withdrawals:
    Insurance                                   -            (19,198)    (19,198)
    Taxes                                       -           (136,796)   (136,796)
    Transfer to interest                        -            (20,000)    (20,000)
    Other                                 (10,044)                 -     (10,044)
    Interest earned                         2,472              3,642       6,114
                                      -----------          ---------   ---------
BALANCE, December 31, 1994                133,116             23,113     156,229
 Deposits                                  36,300            164,400     200,700
 Withdrawals:
    Insurance                                   -            (23,368)    (23,368)
    Taxes                                       -            (73,428)    (73,428)
    Service charges                          (140)                 -        (140)
    Interest earned                         7,290              5,199      12,489
                                      -----------          ---------   ---------
BALANCE, December 31, 1995               $176,566          $  95,916   $ 272,482
                                      ===========          =========   =========

The replacement reserve and tax and insurance escrow accounts were established to fund future capital improvements and real estate taxes and insurance premiums, respectively. The Partnership is required to deposit the following amounts into the replacement reserve: $31,763 in 1992 and $36,300 thereafter until the balance of the reserve is $318,000. The Partnership is required to make monthly payments into the tax and insurance escrow, each equaling one-twelfth of the Project's estimated annual real estate taxes and insurance premiums. During 1995 and 1994, the Partnership made all required deposits into these accounts.

8. RELATED-PARTY TRANSACTIONS:

Certain expenditures applicable to the Project, Phase I and Phase IIB are billed to and paid by the management company or by another affiliate. Amounts are reimbursable and are maintained in the due to/from affiliate account on the Project's books. These common charges are allocated to each of the projects on a pro rata basis based on the number of dwelling units in each apartment complex. As of December 31, 1995, the amount due from affiliates was $0.

                                                                      SCHEDULE I

                    CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

           SUPPLEMENTAL SCHEDULE TO HUD STATEMENT OF PROFIT AND LOSS
                               (INCOME TAX BASIS)
                      FOR THE YEAR ENDED DECEMBER 31, 1995


ACCOUNT NO. 5990 - OTHER REVENUE:
    Nonrefundable fees                    $12,040
    Application fees                        5,274
    Pet fees                                6,385
    Bad debt collections                    6,340
    Cancellations fees                      1,090
    Parking income                         12,639
    Insurance proceeds from                12,617
     hail storm damage
    Other fees                              1,438
                                         ---------
            Total other revenue           $57,823
                                         =========

ACCOUNT NO. 6250 - OTHER RENTING EXPENSE:
   Rental concessions                     $15,603
   Resident retention                         120
   Credit report                            3,497
   Resident referrals                       1,400
                                         ---------
           Total other renting expense    $20,620
                                         =========

ACCOUNT NO. 6390 - MISCELLANEOUS
 ADMINISTRATIVE EXPENSE:
   Employee relations and computer        $ 2,003
    expenses
   Other                                    3,001
                                         ---------
           Total miscellaneous            $ 5,004
            administrative expense       =========

ACCOUNT NO. 6590 - MISCELLANEOUS OPERATING
 AND MAINTENANCE EXPENSE:
   Exterior painting                       10,000
   Parking lots and walkway repair          8,262
   Grounds and landscaping                  6,569
   Hail storm damage expense                2,090
   Pool maintenance                         6,084
   Other                                    5,717
                                         ---------
           Total miscellaneous             $38,722
             operating and               =========
             maintenance expense




         The accompanying notes are an integral part of this schedule.